UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 26, 2013

MEDICAL PROPERTIES TRUST, INC.

MPT OPERATING PARTNERSHIP, L.P.

(Exact Name of Registrant as Specified in Charter)

Commission File Number 001-32559

Maryland Delaware	20-0191742 20-0242069
(State or other jurisdiction of incorporation or organization )	(I. R. S. Employer Identification No.)

1000 Urban Center Drive, Suite 501 Birmingham, AL	35242
(Address of principal executive offices)	(Zip Code)

(205) 969-3755

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets

Acquisition of healthcare property portfolio from affiliates of IASIS Healthcare LLC

On September 26, 2013, Medical Properties Trust, Inc. (the “Company”) completed the previously announced acquisition of three general acute care hospitals operated by IASIS Healthcare LLC (“IASIS”) for an aggregate purchase price of $283.3 million, which will be leased back to IASIS. The leases have 15-year terms with renewal options, and provide for annual rent increases based on the consumer price index, limited to a 2.5% ceiling.

Item 7.01. Regulation FD Disclosure.

On September 30, 2013, the Company issued a press release announcing the completion of the IASIS acquisition, a copy of which is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

In addition, this information shall not be deemed incorporated by reference in any filing of the Company with the Securities and Exchange Commission, except as expressly set forth by specific references in any such filing.

Item 9.01. Financial Statements and Exhibits.

The table below sets forth pertinent details with respect to the three facilities:

Property	State	Beds	Square Feet
Mountain Vista Medical Center, LP	AZ	178	405,011
IASIS Glenwood Regional Medical Center, LP	LA	268	330,323
The Medical Center of Southeast Texas, LP	TX	224	349,461

The sources of cash to fund the purchase price included approximately $140.0 million in net proceeds from the Company’s common stock offering completed on August 20, 2013, and net proceeds from the sale by MPT Operating Partnership, L.P. and its subsidiary MPT Finance Corporation of approximately $150 million aggregate principal amount of their 6.375% senior notes due 2022 at an issue price of 102%, completed on August 20, 2013.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release dated September 30, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICAL PROPERTIES TRUST, INC. (Registrant)

By:	/s/ R. Steven Hamner
R. Steven Hamner
Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

MPT OPERATING PARTNERSHIP, L.P.

By:	/s/ R. Steven Hamner
R. Steven Hamner
Executive Vice President and Chief Financial Officer of the sole member of the general partner of MPT Operating Partnership, L.P. (Principal Financial and Accounting Officer)

Date: September 30, 2013

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release dated September 30, 2013

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